INVESTOR PRESENTATION Q 3 2 0 2 4 M V B – F 1 : S U C C E S S L O V E S S P E E D

MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 13, 2024, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements

Driving on a Wet Track with the Caution Flag Out: Adapting to the Wet Track

4 Trust Commitment TeamworkRespect, Love & Caring Adaptive Compliance and Risk Management Talent and Culture Operational Excellence Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success MVB’s Strategy on a Page (SOAP) Banking as a Service Strategic M&A Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Payments CoRe Lending & Deposits Client and Partner Relationships Victor Gaming

Victor CoRe Strategic Lending Gaming Payments Payments Gaming Provide deposit funding sources for lending Offers a key product to Gaming and Banking-as-a-Service clients to build our moat SaaS supporting Fintech clients and strategic partnerships with API and other technology Growth Vehicle(s) What is the Connection? Growth Vehicle(s) 1 2 3 Gaming Payments Banking-as-a- Service Banking-as-a- Service Key Connection Points Across the MVB Strategy 5

Source: Company documents and SEC Filings Q3 2024 Key Highlights • Exit of digital asset program account relationships during third quarter reduced EPS by $0.29 with strong funding and liquidity profile maintained • Payments-related on balance sheet deposits increased by 60.8%, or $190.9M, due to growth in existing relationships • Book value per share and tangible book value increased 2.2% each, to $23.44 and $23.20, respectively • Noninterest-Bearing Deposits as percentage of total deposits – 32.9% • $610.9M of cash on the balance sheet, $675.9M of available borrowing capacity with the FHLB, $212.2M of available borrowing capacity with the Federal Reserve, off balance sheet deposits of $1,443.7M • Tangible common equity ratio of 8.8%, Community Bank Leverage Ratio of 10.9%, Total Risked-Based Capital Ratio of 15.7% 6

Victor Update • Secured referral partnership with Jack Henry to resell Victor APIs to Jack Henry Banks and Credit Unions • Processed over +$30B in payment volume YTD • Victor is partnered with 3 banks including MVB with 11 banks and credit union in sales pipeline • Went live with APIs and Software as a Service to support clients in multiple payments channels including ACH, OCT, and RTP 7 $71 $454 $3,544 $2,058 $2,687 2021 2022 2023 YTD Q3 2023 YTD Q3 2024 Victor Revenue ($ thousands)

Payments: Money Movement of Any Kind Creating a Modern Platform of Capabilities

The Payments Market Is Large and Growing Source: Raymond James 2023 U.S. Card Volume(1) $8.8 Trillion (1) Includes all volume on consumer and commercial credit, debit and pre-paid cards issued in the US by Mastercard and Visa (2) Includes debit and credit card volume on Visa, Mastercard, Amex, Discover and other open and closed loop networks (3) Includes debit and credit card volume on Visa and Mastercard networks in the U.S. in 2022 (4) Debit and credit card volume on Visa and Mastercard networks; historical average (2005-2022) 9

Key Players in the Payment Ecosystem Source: Raymond James 10

Operating Performance of Payments Banks

Select public & private banks with assets < $10.0bn that derive a significant portion of their revenue from payment related activities

	#	Ticker	Company Name	City, ST	Total Branches (#)	Total Assets ($MM)	Capital Ratios: TCE Ratio (%)	Capital Ratios: Lev. Ratio (%)	MRQ Operating Data: ROAA (%)	MRQ Operating Data: ROATCE (%)	MRQ Operating Data: Effncy Ratio (%)	MRQ Operating Data: NII / Op. Rev (%)	MRQ Operating Data: NIM (%)	MRQ Operating Data: NIB Deposit (%)	MRQ Operating Data: L/D Ratio (%)	LTM Asset Quality: NPAs / Assets (%)	LTM Asset Quality: LLRs / Loans (%)
Issuer Banks																	
	1	TBBK	The Bancorp	Wilmington, DE	1	8,095	10.1	9.9	2.56	26.0	42	25.5	4.78	86.8	85	1.08	0.50
	2	CASH	Pathward Financial Inc.	Sioux Falls, SD	1	7,549	7.1	9.3	1.82	28.5	77	31.0	6.70	95.7	69	0.45	0.95
	3	GDOT	Green Dot Corp.	Austin, TX	1	5,517	9.0	8.1	(2.12)	(21.3)	84	26.0	5.89	97.7	1	0.05	17.91
	4	-	Central Service Corp.	Enid, OK	11	4,014	6.5	7.6	2.28	31.4	41	40.1	3.44	90.1	82	0.59	0.55
	5	-	University Financial Corp GBC	Saint Paul, MN	5	2,416	12.1	10.5	0.32	2.8	93	27.0	4.25	64.1	81	0.27	1.28
	6	-	Sutton Bancshares Inc.	Attica, OH	8	2,162	6.6	10.4	5.19	52.7	36	40.1	5.26	82.8	20	0.02	1.50
Acquiring Banks																	
	1	-	Merrick Bank	South Jordan, UT	1	6,067	19.9	22.2	1.98	9.6	31	3.3	17.25	14.7	112	1.19	17.03
	2	ESQ	Esquire Financial Holdings Inc	Jericho, NY	1	1,782	13.0	12.5	2.64	20.4	48	1.4	6.19	33.0	84	0.64	1.50
	3	FFBB	FFB Bancorp	Fresno, CA	1	1,512	10.8	14.3	2.32	21.2	50	2.1	5.11	62.6	77	0.20	1.16
Electronic / Fintech Payments																	
	1	-	Cross River Bank	Fort Lee, NJ	2 (3)	8,815	11.4	11.9	0.37	3.3	93	(5.8)	5.75	18.3	93	1.69	1.87
	2	TFIN	Triumph Financial Inc.	Dallas, TX	63	5,866	10.5	12.2	0.36	5.0	87	1.2	6.85	38.5	92	1.57	0.95
	3	CASS	Cass Information Systems	Saint Louis, MO	3	2,261	9.7	13.6	0.52	14.5	40	0.6	3.44	35.5	91	0.83	1.26
	4	-	Community FSB Holding Co.	New York, NY	1	780	9.3	9.6	2.67	30.1	59	5.1	4.23	57.8	41	0.28	0.94
			Median		**1**	**4,014**	**10.1**	**10.5**	**1.98**	**20.4**	**50**	**5.1**	**5.26**	**62.6**	**82**	**0.59**	**1.26**
			National Median of Banks $2B-$10B		**27**	**4,213**	**8.5**	**9.8**	**0.88**	**11.2**	**64**	**0.6**	**3.17**	**22.1**	**92**	**0.36**	**1.13**
							Higher capital levels		Higher profitability		More Efficient / higher fee income		Higher NIM driven by lower funding cost		Less B/S leverage		

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Pricing data as of October 28, 2024 Price / Total 10/28/2024 Market Tang. Assets Price Cap. Book '24E '25E Price Override Ticker Company Name City, ST ($MM) ($) ($MM) (%) EPS EPS 1 TBBK The Bancorp Wilmington, DE 8,095 50.20 2,421 297 11.4 8.5 2 CASH Pathward Financial Inc. Sioux Falls, SD 7,549 70.39 1,749 340 10.8 9.6 3 GDOT Green Dot Corp. Austin, TX 5,517 12.00 645 139 8.2 7.2 1 ESQ Esquire Financial Holdings Inc Jericho, NY 1,782 66.76 522 239 13.1 12.1 2 FFBB FFB Bancorp Fresno, CA 1,512 93.16 296 181 - - 1 TFIN Triumph Financial Inc. Dallas, TX 5,866 91.71 2,140 364 NM NM 2 CASS Cass Information Systems Saint Louis, MO 2,261 43.13 588 281 29.1 17.0 Median 5,517 645 281 11.4 9.6 National Median of Banks $2B-$10B 4,030 423 120 12.2 10.9 Select public banks with < $10bn in assets that derive a significant portion of their revenue from payment related activities Acquiring Banks Issuer Banks Electronic / Fintech Payments Trading Performance of Public Payments Banks 12

Growth of MVB Payment Vehicle Source: Company documents and SEC Filings. $128 $170 $331 $477 $0 $100 $200 $300 $400 $500 $600 2021 2022 2023 2024 61% CAGR 13 Payment Transactions Average Payment Deposits ($ Millions) Total Payment Transactions: $119.6B Payments 65% BaaS 3% Gaming 20% Digital Assets 12%

Deposits

Source: Company documents and SEC Filings $1,267 $1,257 $1,339 $1,704 $2,013 $716 $1,120 $1,232 $1,197 $989 $295 $483 $724 $1,092 $1,444 2020 2021 2022 2023 2024 Total Interest-bearing deposits Total Noninterest-bearing deposits Off Balance Sheet $3,993 On Balance Sheet: NIB/Total Deposits 33%Deposits ($ Millions) Continued Growth of Deposit Base Off balance sheet deposits have grown substantially, including a 32% increase year-over- year from 2023 $4,446 $3,002 15 $2,278 $2,860 $3,295 20% CAGR

On Balance Sheet Deposit Composition Source of On Balance Sheet Deposits CoRe* 62% Fintech 38% Title (C) 3% Speciality (C) 6% Retail (C) 14% Commercial (C) 29% Public Funds (C) 10% Digital Assets (F) 1% Gaming (F) 13% Payments (F) 17% BaaS (F) 7% Deposits Breakdown – 09/30/2024 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. 16

Growth of Fintech Banking at MVB | 2020 – 2024 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. $829 $1,624 $1,855 $2,038 $2,509 2020 2021 2022 2023 2024 Gross Deposits ($ Millions) 34% CAGR Gross Fee Income ($ Thousands) 17 $1,286 $6,394 $12,330 $15,722 $1,993 $1,987 $9,454 $9,433 2020 2021 2022 2023 YTD Q3 2023 YTD Q3 2024 Total gross fee income Digital Asset fee income Other fee income $11,447 $11,420 130% CAGR

Asset Quality

Loan Portfolio Composition Portfolio by Industry Source: Company Documents. *3.0% of MVB’s total loans were non-owner-occupied office space. MVB’s CRE concentration as of 9/30/2024 was 230%. Commercial Business 32.3% Commercial Real Estate 30.6% Acquisition & Development 5.2% Home Equity 0.6% Residential 30.3% Consumer 0.9% Other 17.2% Office Space* 4.4% Commercial Construction 1.8% Healthcare 23.3% Auto 2.8% Multifamily 3.2% Residential 30.5% Government 2.5% Energy 3.2% Financial 4.4% Retail Space 6.4% Diversified Loan Portfolio 19

0.94% 0.95% 0.47% 0.36% 1.32% 0.94% 0.64% 0.48% 0.52% 0.57% 0.00% 0.50% 1.00% 1.50% 2020 2021 2022 2023 2024 MVBF Peers Non-Performing Loans / Total Loans 0.14% 0.08% 0.36% 0.40% 0.17% 0.08% 0.04% 0.05% 0.29% 0.27% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2020 2021 2022 2023 2024 MVBF - Auto MVBF - Non-Auto MVBF - Total Peers NCOs / Average Loans Source: Company documents, SEC filings and S&P Global Market Intelligence. Peers are defined in the 2023 Proxy Statement. Peer data reflects the most recent data publicly available. 1.88% 1.05% 1.01% 0.95% 0.99% 0.76% 1.16% 1.04% 1.20% 1.45% 0.00% 0.50% 1.00% 1.50% 2.00% 2020 2021 2022 2023 2024 MVBF Peers ACL / Total Loans Consistent, Top Tier Assets Quality Through Cycles Auto loans accounted for .27%, .20%, and .04% of MVBF’s NCOs/Average Loans for 2022, 2023, and 2024, respectively. Increase in non- performing loans due to migration of a commercial construction loan in the multifamily space of $13.5M 20

Non-Performing Loans Source: Company Documents. All data as of December 31, 2023. By Loan Type ($ Thousands) NPLs – by Industry ($ Thousands) Government $ 285 Energy $ 1,322 Other $ 270 Multifamily $ 15,635 HELOC $ 172 Residential Mtg $ 3,388 Auto $ 187 Hotel $ 535 SBA Loans (various industries) $ 5,813 Healthcare (SBA) $ 949 Consumer Auto $187 Commercial $8,639 HELOC $172 Acquisition & Development $16,170 Residential Mtg $3,388 Total Non-Performing Loans: $28.6M, 1.3% of total loans 21

Backer of Fintech

$- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2017 2018 2019 2020 2021 2022 2023 2024 (i n t h o u sa n d s) Cash Investment Estimated Fair Value Investments Focused on Strategic Partnerships Source: Company documents. Backer of Fintech • Realized gains of $2.5M since 2021 • Cash return of $2.75M since 2021 23

Capital Strength

9.8% 9.6% 8.3% 8.6% 8.8% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 2020 2021 2022 2023 2024 Tangible Common Equity / Tangible Assets (%) (1) 11.0% 11.6% 9.8% 10.5% 10.9% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 2020 2021 2022 2023 2024 Tier 1/Community Bank Leverage Ratio (%) Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. Bank Capital Position 15.8% 16.8% 13.4% 15.1% 15.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 Total Risk-Based Capital (%) 25

Risk Management | Investments in Staffing and Capabilities (3-year trend) Teams 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Risk Management 10 12 11 14 16 22 23 24 24 24 30 27 32 35 30 BSA/AML (MVB) 17 19 18 18 18 18 18 18 23 31 50 59 50 60 62 BSA/AML (Co-sourced FTEs) 5 12 15 17 19 23 22 21 16 17 17 17 17 17 17 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 8 8 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 106 120 117 0 20 40 60 80 100 120 140 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Risk Management* BSA/AML (MVB)** BSA/AML (Co-sourced FTEs)** Consumer Compliance 35 117 26 Third Party Professional Services Spend: 2023 (Actual): $11.1M 2024 YTD: $10.4M 2024 (Forecasted): $11.7M 2025 (Forecasted): $4.5M

27 Caution Flag Mitigation Asset Quality Risk • Long history of strong asset quality • Proactive portfolio management • Disciplined and staged approach to new areas of lending Compliance/ Regulatory Risk • Significant investment in risk & compliance team • Technical expertise and experienced FinTech industry partners • Investing in regulatory technology enhancing compliance monitoring systems Retention of Payment and Fintech Deposits • Extensive diligence for both parties increasing switching costs • Strong client relationship model, connections w/ exec. mgmt • Industry knowledge, insight, and first-mover advantage Fintech Investment Risk • Low initial investment • Working relationship with portfolio companies • Diversified portfolio Geopolitical Risk • Adaptive culture • Willingness to adjust the pace • Flexibility to recognize new opportunities based on risk analysis Caution Flags – Mitigating Risks

Awards & Accolades

Appendix: Non-GAAP Reconciliation

MVB

Tangible Common Equity / Tangible Assets (%)							
(Dollars in thousands)	2018	2019	2020	2021	2022	2023	2024
Total equity attributable to parent	$ 176,773	$ 211,936	$ 239,483	$ 274,328	$ 261,084	$ 289,342	$ 303,086
Total assets	1,750,969	1,944,114	2,331,476	2,792,449	3,068,860	3,313,882	3,418,756
Equity to assets	10.1%	10.9%	10.3%	8.7%	8.5%	8.7%	8.9%
Goodwill	$ 18,480	$ 19,630	$ 2,350	$ 3,988	$ 3,988	$ 2,838	$ 2,838
Intangibles	550	3,473	2,400	2,316	1,631	352	285
Total intangible assets	$ 19,030	$ 23,103	$ 4,750	$ 6,304	$ 5,619	$ 3,190	$ 3,123
Total equity attributable to parent	$ 176,773	$ 211,936	$ 239,483	$ 274,328	$ 261,084	$ 289,342	$ 303,086
Less: Preferred stock	(7,834)	(7,334)	(7,334)	--	--	--	--
Less: Total intangible assets	(19,030)	(23,103)	(4,750)	(6,304)	(5,619)	(3,190)	(3,123)
Total tangible common equity	$ 149,909	$ 181,499	$ 227,399	$ 268,024	$ 255,465	$ 286,152	$ 299,963
Total assets	$ 1,750,969	$ 1,944,114	$ 2,331,476	$ 2,792,449	$ 3,068,860	3,313,882	$ 3,418,756
Less: Total intangible assets	(19,030)	(23,103)	(4,750)	(6,304)	(5,619)	(3,190)	(3,123)
Total tangible assets	$ 1,731,939	$ 1,921,011	$ 2,326,726	$ 2,786,145	$ 3,063,241	$ 3,310,692	$ 3,415,633
Tangible common equity to tangible assets	8.7%	9.5%	9.8%	9.6%	8.3%	8.6%	8.8%

Source: Company documents.

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